Consolidated Statements of Income                      Exhibit 99

Household Finance Corporation and Subsidiaries
In millions.
Year ended December 31                                 1999       1998
                                                   --------   --------
                                                 (Unaudited)
Finance income                                     $5,139.8   $4,581.4
Other interest income                                  67.3       36.5
Interest expense                                    2,152.7    1,995.5
                                                   --------   --------
Net interest margin                                 3,054.4    2,622.4
Provision for credit losses on owned receivables    1,407.4    1,253.1
                                                   --------   --------
Net interest margin after provision for
  credit losses                                     1,647.0    1,369.3
                                                   --------   --------
Securitization income                                 794.9    1,058.5
Insurance revenues                                    357.7      352.9
Investment income                                     154.4      146.7
Fee income                                            414.1      498.7
Other income                                          164.9      239.2
Gain on sale of Beneficial Canada                       -        189.4
                                                   --------   --------
Total other revenues                                1,886.0    2,485.4
                                                   --------   --------
Salaries and fringe benefits                          964.9      921.7
Other operating expenses                              629.4      889.9
Amortization of acquired intangibles
  and goodwill                                        143.3      168.8
Policyholders' benefits                               224.7      207.6
Merger and integration related costs                    -      1,000.0
                                                   --------   --------
Total costs and expenses                            1,962.3    3,188.0
                                                   --------   --------
Income before income taxes                          1,570.7      666.7
Income taxes                                          550.8      361.8
                                                   --------   --------
Net income                                         $1,019.9   $  304.9
                                                   ========   ========

Consolidated Balance Sheets

Household Finance Corporation and Subsidiaries
In millions, except share data.
At December 31                                         1999         1998
                                                  ---------    ---------
                                                 (Unaudited)
Assets
Cash                                              $ 1,487.2    $   428.4
Investment securities                               2,257.2      2,944.4
Receivables, net                                   38,187.6     34,283.2
Advances to parent company and affiliates             691.8        494.0
Acquired intangibles and goodwill, net              1,572.9      1,682.7
Properties and equipment, net                         360.3        376.9
Real estate owned                                     266.6        235.1
Other assets                                        1,991.6      1,918.3
                                                  ---------    ---------
Total assets                                      $46,815.2    $42,363.0
                                                  =========    =========

Liabilities and Shareholder's Equity
Debt:
  Commercial paper, bank and other
     borrowings                                   $ 8,780.2    $ 7,143.1
  Senior and senior subordinated debt
     (with original maturities over one year)      30,383.6     27,186.1
                                                  ---------    ---------
Total debt                                         39,163.8     34,329.2
Insurance policy and claim reserves                 1,077.2      1,076.2
Other liabilities                                     643.0      1,147.2
                                                  ---------    ---------
Total liabilities                                  40,884.0     36,552.6

Common shareholder's equity:
  Common stock, $1.00 par value, 1,000 shares
     authorized, issued and outstanding at
     December 31, 1999 and 1998, and additional
     paid-in capital                                2,955.5      2,960.3
  Retained earnings                                 3,053.3      2,836.4
  Accumulated other comprehensive income              (77.6)        13.7
                                                  ---------    ---------
Total common shareholder's equity                   5,931.2      5,810.4
                                                  ---------    ---------
Total liabilities and shareholder's equity        $46,815.2    $42,363.0
                                                  =========    =========

------------------------------------------------------------------------
1. Receivables

In millions.
At December 31                                         1999         1998
                                                  ---------    ---------
                                                 (Unaudited)
Home equity                                       $21,229.7    $17,158.7
Auto finance                                        1,225.5        805.0
MasterCard/Visa                                     2,956.8      3,805.5
Private label                                       5,347.5      7,041.4
Other unsecured                                     6,815.3      4,953.3
Commercial                                            675.3        682.1
                                                  ---------    ---------
Total owned receivables                            38,250.1     34,446.0
Accrued finance charges                               698.0        470.8
Credit loss reserve for owned receivables          (1,470.7)    (1,448.9)
Unearned credit insurance premiums and claims
 reserves                                            (479.4)      (410.6)
Amounts due and deferred from receivables sales     1,927.0      1,882.3
Reserve for receivables serviced with limited
 recourse                                            (737.4)      (656.4)
                                                  ---------    ---------
Total owned receivables, net                       38,187.6     34,283.2
Receivables serviced with limited recourse         12,711.8     12,699.2
                                                  ---------    ---------
Total managed receivables, net                    $50,899.4    $46,982.4
                                                  =========    =========

The outstanding balance of receivables serviced with limited recourse consisted of the following:

In millions.
At December 31                                         1999         1998
                                                  ---------    ---------
                                                 (Unaudited)
Home equity                                       $ 2,273.6    $ 3,637.4
Auto finance                                        1,806.3        960.3
MasterCard/Visa                                     3,610.4      3,397.5
Private label                                       1,150.0        811.5
Other unsecured                                     3,871.5      3,892.5
                                                  ---------    ---------
Total                                             $12,711.8    $12,699.2
                                                  =========    =========

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:

In millions.
At December  31                                        1999         1998
                                                  ---------    ---------
                                                 (Unaudited)
Home equity                                       $23,503.3    $20,796.1
Auto finance                                        3,031.8      1,765.3
MasterCard/Visa                                     6,567.2      7,203.0
Private label                                       6,497.5      7,852.9
Other unsecured                                    10,686.8      8,845.8
Commercial                                            675.3        682.1
                                                  ---------    ---------
Managed receivables                               $50,961.9    $47,145.2
                                                  =========    =========

The following table sets forth the activity in our credit loss reserves:

In millions.
Year ended December 31                                    1999       1998
                                                      --------   --------
                                                    (Unaudited)
Credit loss reserves for owned receivables at
 January 1                                            $1,448.9   $1,417.5
Provision for credit losses                            1,407.4    1,253.1
Chargeoffs                                            (1,605.7)  (1,426.8)
Recoveries                                               153.9      127.6
Portfolio acquisitions, net                               66.2       77.5
                                                      --------   --------
Total credit loss reserves for owned receivables
 at December 31                                        1,470.7    1,448.9
                                                      --------   --------
Credit loss reserves for receivables serviced with
 limited recourse at January 1                           656.4      707.8
Provision for credit losses                              653.4      805.3
Chargeoffs                                              (611.4)    (800.1)
Recoveries                                                29.2       50.7
Other, net                                                 9.8     (107.3)
                                                      --------   --------
Total credit loss reserves for receivables serviced
 with limited recourse at December 31                    737.4      656.4
                                                      --------   --------
Total credit loss reserves for managed receivables
 at December 31                                       $2,208.1   $2,105.3
                                                      ========   ========

----------------------------------------------------------------------
2. Managed Consumer Two-Months-and-Over Contractual Delinquency Ratios

                          1999 Quarter End            1998 Quarter End
                   ------------------------   ------------------------
                      4     3      2      1      4      3      2     1
                   ----  ----   ----   ----   ----   ----   ----  ----
Home equity        3.34% 3.42%  3.09%  3.36%  3.55%  3.59%  3.39% 3.59%
Auto finance       2.44  2.26   1.87   1.74   2.29   2.05   1.67  1.84
MasterCard/Visa    3.46  3.90   3.73   4.69   5.19   4.67   4.35  3.32
Private label      9.30  9.69   8.46   8.00   7.38   7.32   6.27  6.22
Other unsecured    9.83  9.58   9.12   8.62   8.86   9.15   8.74  8.22
                   ----  ----   ----   ----   ----   ----   ----  ----
Total              5.45% 5.57%  5.14%  5.22%  5.41%  5.39%  5.03% 4.79%
                   ====  ====   ====   ====   ====   ====   ====  ====

---------------------------------------------------------------------
3. Managed Consumer Net Chargeoff Ratios

                          1999 Quarter Annualized            1998 Quarter Annualized
               Full Year  -----------------------  Full Year -----------------------
                    1999      4     3     2     1       1998     4     3     2     1
               ---------   ----  ----  ----  ----  ---------  ----  ----  ----  ----
Home equity          .56%   .56%  .58%  .62%  .48%       .58%  .65%  .68%  .40%  .58%
Auto finance        4.96   5.44  4.55  4.41  5.45       5.39  5.63  4.89  5.18  5.95
MasterCard/Visa     8.04   6.13  7.04  9.24  9.60       6.29  7.66  6.98  5.31  5.65
Private label       7.50   8.60  7.63  7.24  6.66       6.05  6.22  5.46  6.43  6.02
Other unsecured     7.51   8.29  8.19  6.27  7.16       7.90  7.89  8.66  8.13  6.91
                    ----   ----  ----  ----  ----       ----  ----  ----  ----  ----
Total               4.20%  4.25% 4.21% 4.05% 4.30%      4.21% 4.35% 4.36% 4.10% 4.04%
                    ====   ====  ====  ====  ====       ====  ====  ====  ====  ====

---------------------------------------------------------------
4. Nonperforming Assets

In millions.
At December 31                                 1999        1998
                                           --------    --------
Nonaccrual managed receivables             $1,610.1    $1,165.5
Accruing managed consumer receivables 90
  or more days delinquent                     605.8       707.7
Renegotiated commercial loans                  12.3        12.3
                                           --------    --------
Total nonperforming managed receivables     2,228.2     1,885.5
Real estate owned                             266.6       235.1
                                           ---------   --------
Total nonperforming managed assets         $2,494.8    $2,120.6
                                           ========    ========
Managed credit loss reserves as a percent
  of nonperforming managed receivables         99.1%      111.7%
                                           --------    --------